UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 7, 2017

Cerus Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-21937	68-0262011
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2550 Stanwell Drive Concord, California	94520
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (925) 288-6000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 7, 2017, Cerus Corporation (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”). The following is a brief description of each matter voted upon at the Annual Meeting, as well as the number of votes cast for or against each matter and the number of abstentions and broker non-votes with respect to each matter. A more complete description of each matter is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 28, 2017 (the “Proxy Statement”).

Proposal 1

The Company’s stockholders elected each of the three nominees named below to the Board of Directors, to serve until the 2020 Annual Meeting of Stockholders or until his respective successor has been duly elected and qualified.

Nominee	For	Withheld	Broker Non-Votes
Timothy B. Anderson	39,931,743	18,360,428	32,618,382
Bruce C. Cozadd	32,898,548	25,393,623	32,618,382
William M. Greenman	40,991,188	17,300,983	32,618,382

Proposal 2

The Company’s stockholders approved an amendment and restatement of the Company’s 2008 Equity Incentive Plan, as amended, to increase the aggregate number of shares of common stock authorized for issuance thereunder by 6,000,000 shares and to make certain other changes thereto as described in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
35,408,204	22,487,456	396,511	32,618,382

Proposal 3

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
40,020,880	4,530,518	13,740,773	32,618,382

Proposal 4

The Company’s stockholders ratified the selection of Ernst & Young LLP as the independent registered public accounting firm for the Company for its fiscal year ending December 31, 2017.

For	Against	Abstain
73,048,560	3,971,283	13,890,710

No other matters were submitted for stockholder action at the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERUS CORPORATION

Dated: June 8 , 2017	By:	/s/ Chrystal N. Menard
Chrystal N. Menard
Chief Legal Officer and General Counsel